UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Footstar, Inc.
(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.	Amount Previously Paid:

2.	Form, Schedule or Registration Statement No.:

3.	Filing Party:

4.	Date Filed:

Explanatory Note

Footstar, Inc. (the “Company”) is filing the following information as additional soliciting material related to the solicitation of proxies for a Special Meeting of Shareholders to be held on May 5, 2009 which the Company included in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2009.

On April 20, 2009, Footstar, Inc. (the “Company”) issued the press release attached as Exhibit 99.1 announcing the declaration of a $2.00 per common share cash distribution, payable on May 6, 2009 to holders of record at the close of business on April 30, 2009. The payment of the distribution is contingent upon approval of the plan of complete dissolution and liquidation of the Company at the special meeting of shareholders to be held on May 5, 2009 as outlined in the Company’s definitive proxy statement which was filed with the Securities and Exchange Commission on April 6, 2009.

Information regarding the Company’s plan of complete dissolution and liquidation and the special meeting of the Company’s shareholders to be held on May 5, 2009 is contained in the definitive proxy statement relating to the special meeting filed by the Company with the Securities and Exchange Commission on April 6, 2009. You should read the Company’s proxy statement because it contains important information. Subsequent to the date of mailing of the proxy statement, the Company determined to increase the contingent dividend described in the proxy statement from $1.90 to $2.00 per share, as described in this press release. Copies of the Company’s proxy statement are available without charge on the SEC’s Internet website at www.sec.gov and on the Company’s website at http://www.footstar.com/financial/proxy. Shareholders may also request a free copy of the proxy statement by contacting Maureen Richards, Sr. Vice President, General Counsel and Corporate Secretary at 933 MacArthur Boulevard, Mahwah, New Jersey 07430 or by telephone at 201-934-2000.

Media Contact:	Investor Contact:
Wendi Kopsick	Jonathan Couchman
Kekst and Company	Chairman and Chief Executive Officer
212-521-4867	201-934-2713

FOR IMMEDIATE RELEASE

FOOTSTAR DECLARES $2 PER SHARE CASH DISTRIBUTION

MAHWAH, NEW JERSEY, April 20, 2009 -- Footstar, Inc. (OTCBB: FTAR) today announced that its Board of Directors has declared a $2 per share cash distribution, payment of which is contingent upon approval, at the special meeting of shareholders to be held on May 5, 2009, of the plan of complete dissolution and liquidation of the Company outlined in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 6, 2009.  The distribution is scheduled to be paid on May 6, 2009, assuming shareholder approval is obtained at the May 5th meeting, to shareholders of record as of the close of business on April 30, 2009.

Including the distribution announced today, since March 27, 2007 the Company has declared cumulative distributions to shareholders of $9 per share.

The distribution is expected to be treated as a return of capital for tax reporting purposes, but shareholders will receive further information on Form 1099 after the end of 2009 and are encouraged to consult with their own tax advisors regarding the tax treatment of the distribution.

The Company anticipates that, assuming shareholder approval is obtained, it will file a certificate of dissolution with the Delaware Secretary of State following the special meeting.  Following the filing of the certificate of dissolution, the Company expects it will discontinue recording transfers of shares of its common stock. Thereafter, certificates representing shares of the Company’s common stock will not be assignable or transferable on the Company’s books, except by will, intestate succession or operation of law.

Information regarding the Company’s plan of complete dissolution and liquidation and the special meeting of the Company’s shareholders to be held on May 5, 2009 is contained in the definitive proxy statement relating to the special meeting filed by the Company with the Securities and Exchange Commission on April 6, 2009.  You should read the Company’s proxy statement because it contains important information. Subsequent to the date of mailing of the proxy statement, the Company determined to increase the contingent dividend described in the proxy statement from $1.90 to $2.00 per share, as described in this press release. Copies of the Company’s proxy statement are available without charge on the SEC’s Internet website at www.sec.gov and on the Company’s website at http://www.footstar.com/financial/proxy.   Shareholders may also request a free copy of the proxy statement by contacting Maureen Richards, Senior VP, General Counsel & Corporate Secretary of Footstar, at 933 MacArthur Boulevard, Mahwah, New Jersey 07430 or by telephone at 201-934-2000.

Forward-Looking Statements

This release contains forward-looking statements made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These statements may be identified by the use of words such as "anticipate," "estimates," "should," "expect," "guidance," "project," "intend," "plan," "believe" and other words and terms of similar meaning, in connection with any discussion of our financial statements, business, results of operations, liquidity, future operating or financial performance and other future events and circumstances.  Factors that could affect our forward-looking statements include, among other things, our timely receipt of amounts due from Kmart for the purchase of inventory, our ability to manage the wind-down of our business, the impact of the payment of special cash distributions on our future cash requirements and liquidity needs, for any contingencies and obligations, and the other risks and uncertainties discussed more fully in our 2008 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 9, 2009 and the Definitive Proxy Statement for the Special Meeting of Shareholders filed with the Securities and Exchange Commission on April 6, 2009.

Because the information in this release is based solely on data currently available, it is subject to change and should not be viewed as providing any assurance regarding our future performance.  Actual results, performance, events, plans and expectations may differ from our current projections, estimates and expectations and the differences may be material, individually or in the aggregate, to our business, financial condition, results of operations, liquidity or prospects.  Additionally, we do not plan to update any of our forward-looking statements based on changes in assumptions, changes in results or other events subsequent to the date of this release, other than as included in our future required SEC filings, or as may otherwise be legally required.

# # #